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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07678

American Income Fund, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi Jr.    800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:       October  31, 2004

Date of reporting period:    October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

AMERICAN

INCOME

FUND

MRF

October 31, 2004
Annual Report

AMERICAN INCOME FUND

Fund Objective

American Income Fund, Inc., (the “Fund”) is a closed-end investment fund that invests in fixed-income securities, primarily in mortgage-backed securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The Fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. Its dividend objective is to distribute monthly income in excess of that, attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund’s investments.

Table of Contents

Fund Overview

Financial Statements

Notes to Financial Statements

Schedule of Investments

Report of Independent Registered Public Accounting Firm

Federal Income Tax Information

Notice to Shareholders

NOT FDIC INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

Average Annualized Total Returns

Based on net asset value for the period ended October 31, 2004

The average annualized total returns for American Income Fund are based on the change in its net asset value (NAV). NAV-based performance is used to measure investment management results. Average annualized total returns based on the change in market price for the one-year, five-year, and 10-year periods ended October 31, 2004, were 7.71%, 11.13%, and 9.18%, respectively. All returns assume reinvestment of distributions and reflect sales charges on distributions as described in the Fund’s dividend reinvestment plan, but not on initial purchases.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

* The blended benchmark for American Income Fund is calculated based on the performance of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). Indices are for illustrative purposes only and are not available for investment.

2004 Annual Report

AMERICAN INCOME FUND

Fund OVERVIEW

Fund Management

Chris Neuharth, CFA is responsible for the management of the mortgage portion of the Fund. He has 23 years of financial experience.

Doug Hedberg, CFA is responsible for the management of the high-yield portion of the Fund. He has 40 years of financial experience.

The economy experiences strong growth

While last year’s geopolitical developments could hardly be termed “business as usual,” the description seems quite apt in regard to the U.S. economy. The continuing U.S. military involvement in Iraq, higher energy prices, and the uncertainty surrounding the presidential election did not substantially affect the economy, which, following the strong second half of 2003, had moved into a growth mode. With corporations reporting strong profits and the Federal Reserve keeping a tight lid on inflation, the bond market offered many positive opportunities to fixed-income investors.

High-yield bonds shine again

During the 12-month period ended October 31, 2004, continued strength of the economy and the Fed’s measured approach to raising short-term interest rates produced a favorable environment for both high-yield bonds and mortgage-backed securities. Even though they were coming off a superb year in 2003, high-yield bonds once again flexed their muscle in 2004, with the Lehman Brothers Corporate  High-Yield Index generating a 12.32% return, which has surpassed stock index performance during the 12-month period ended October 31, 2004 (The S&P 500 Index had a return of 9.44% for the same period). This was largely due to improving credit quality, with annual default rates falling into the 2% range. Mortgage-backed securities stayed the course, stabilized by the generally low interest-rate volatility, the credit for which goes to the transparent, open, and communicative Fed.

Fund performance beats benchmark

For the year ended October 31, 2004, American Income Fund earned a total return of 9.02% on its NAV. The Fund again outpaced its blended benchmark index(1), which returned 6.95% during the same period. Sustained by steady economic growth and low inflation, the demand for high-yield bonds remained high, and their performance continued to justify their overweighted position in the portfolio. In addition, both relatively low borrowing costs throughout the year and low interest-rate volatility, benefiting mortgage-backed securities, helped boost the Fund’s performance.

2004 Annual Report

AMERICAN INCOME FUND

A drop in the Fund’s dividend

Our leveraging strategy (borrowing) to make security purchases was deployed again last year. The cost of borrowing, while still quite low by historical measures, rose gradually throughout the year and, along with lower long-term interest rates, caused a drop in the Fund’s dividend. During the 12-month period, the monthly dividend fell to $0.05 per share, compared to $0.0575 per share for the month ended October 31, 2003. For the year, the Fund paid out $0.6375 per share in dividends, resulting in an annualized distribution yield of 7.46% based on the Fund’s October 31, 2004, market price.

Portfolio Composition

As a percentage of total assets on October 31, 2004

(1)     This benchmark consists of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). The Lehman Brothers Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. The Lehman Brothers High Yield Index covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (EMG) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144A securities are also included. These indices are unmanaged and do not include any fees or expenses in their total return calculations.

2004 Annual Report

AMERICAN INCOME FUND

Leveraging strategies

A leveraging strategy (borrowing) to make security purchases continues to be used in the portfolio. This strategy has been attractive given the low cost of borrowing in today’s interest rate environment. Using leverage helps us maintain a competitive dividend yield in the Fund. It should be noted that leverage will increase the Fund’s volatility and risk since the value of these investments will decline when interest rates rise, reducing the Fund’s NAV. Additionally, the cost of borrowing could exceed the income of the securities purchased.

Move to emerging markets and other portfolio strategies

About 10% of the Fund’s high-yield exposure was allocated to emerging markets throughout the year, a strategic adjustment intended to enhance the diversification that has benefited this portfolio for the last several years, helping the Fund maintain low overall volatility. We currently do not anticipate any changes to this strategy. While normally the portfolio is run with a duration of three to five years, last year it stayed at the short end of that range, and this practice is likely to continue for the foreseeable future. As default rates of high-yield debt begin to bottom out, dampening somewhat the hitherto robust performance in that sector, we may well decrease our overweight in high-yield bonds, eliminating some of the riskier issues and working to achieve a higher-quality mix of assets. The mortgage-backed securities portion of the portfolio will continue to emphasize highly predictable cash flows as we remain concerned about slowing prepayments in a higher-rate environment.

Outlook for 2005

For this year we expect economic growth at about 3.5% of real gross domestic product. The Fed is likely to continue its current policy of controlling inflation through modest periodic interest-rate hikes. Corporate profits should see solid growth, though probably not as robust as was the case last year. With issuers in good financial shape, high-yield credit quality should remain strong. In the mortgage sector, the rising interest rates may have a dampening effect, but to the extent that interest rate volatility is held in check, mortgage-backed issues should perform adequately.

2004 Annual Report

AMERICAN INCOME FUND

Thank you for your continued confidence in the Fund.

We remain dedicated to working on your behalf to provide you with an investment that generates a reliable stream of income while providing a competitive total return. If you have any questions or need assistance with your investments, please call us at 800.677.FUND.

Sincerely,

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

Chris Neuharth
Managing Director, Securitized Debt
U.S. Bancorp Asset Management, Inc.

Doug Hedberg
Managing Director, High Yield
U.S. Bancorp Asset Management, Inc.

2004 Annual Report

AMERICAN INCOME FUND

Financial STATEMENTS

Statement of Assets and Liabilities October 31, 2004

Assets:
Investments in unaffiliated securities, at value* (note 2)	$124,894,907
Investment in affiliated money market fund, at value** (note 3)	2,246,859
Cash	13,255
Receivable for investment securities sold	549,690
Receivable for accrued interest	1,118,270
Other assets	10,685
Total assets	128,833,666
Liabilities:
Payable for investment securities purchased	20,409,055
Payable for reverse repurchase agreements (note 2)	21,563,751
Payable for investment management fees (note 3)	47,463
Payable for administrative fees (note 3)	7,287
Payable for interest expense	20,172
Payable for variation margin	49,187
Payable for other expenses	33,340
Total liabilities	42,130,255
Net assets applicable to outstanding capital stock	$86,703,411
Composition of net assets:
Capital stock and additional paid-in capital	$96,042,921
Accumulated net realized loss on investments	(12,300,771)
Net unrealized appreciation of investments	3,267,045
Net unrealized depreciation of futures contracts	(305,784)
Total–representing net assets applicable to capital stock	$86,703,411
*Investments in unaffiliated securities, at cost	$121,627,862
**Investment in affiliated money market fund, at cost	$2,246,859
Net asset value and market price of capital stock:
Net assets outstanding	$86,703,411
Shares outstanding (authorized 200 million shares of $0.01 par value)	9,454,221
Net asset value per share	$9.17
Market price per share	$8.55

See accompanying Notes to Financial Statements.

2004 Annual Report

American Income Fund

Statement of Operations For the Year Ended October 31, 2004

Investment income:
Interest from unaffiliated securites (net of interest expense of $257,306)	$6,742,752
Dividends from affiliated money market fund	23,365
Total investment income	6,766,117
Expenses (note 3):
Investment management fees	554,996
Administrative fees	85,384
Custodian fees	8,538
Transfer agent fees	31,159
Registration fees	8,866
Reports to shareholders	52,015
Directors' fees	1,603
Audit and legal fees	30,739
Other expenses	17,649
Total expenses	790,949
Net investment income	5,975,168
Net realized and unrealized gains (losses) on investments in securities, futures contracts, and options written (note 2 and 4):
Net realized gain (loss) on:
Investments in securities	1,821,219
Futures contracts	(478,981)
Options written	135,111
Net change in unrealized depreciation of:
Investments in securities	(60,094)
Futures contracts	(305,784)
Options written	(27,784)
Net gain on investments	1,083,687
Net increase in net assets resulting from operations	$7,058,855

See accompanying Notes to Financial Statements.

2004 Annual Report

American Income Fund

Financial STATEMENTS continued

Statement of Cash Flows For the Year Ended October 31, 2004

Cash flows from operating activities:
Net increase in net assets from operations	$7,058,855
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(219,091,438)
Proceeds from sales of investments	227,373,279
Net purchases of short-term securities	(1,854,663)
Net amortization of bond discount and premium	(99,611)
Net unrealized depreciation of investments in securities, futures contracts, and options written	393,662
Net realized gains on investments in securities, futures contracts, and options written	(1,956,330)
Net premiums received for options written	118,078
Increase in accrued interest receivable	(5,067)
Increase in other assets	(10,507)
Increase in variation margin payable	49,187
Decrease in accrued fees and expenses	(4,223)
Net cash provided in operating activities	11,971,222
Cash flows from financing activities:
Net purchases of mortgage dollar roll transactions	(18,422,422)
Net proceeds from reverse repurchase agreements	11,717,741
Distributions paid to shareholders	(6,027,070)
Net cash used by financing activities	(12,731,751)
Net decrease in cash	(760,529)
Cash at beginning of period	773,784
Cash at end of period	$13,255
Supplemental disclosure of cash flow information: Cash paid for interest	$269,673

See accompanying Notes to Financial Statements.

2004 Annual Report

American Income Fund

Statements of Changes in Net Assets

	Year Ended 10/31/04	Year Ended 10/31/03
Operations:
Net investment income	$5,975,168	$6,322,680
Net realized gain (loss) on: Investments in securities	1,821,219	570,150
Futures contracts	(478,981)	-
Options written	135,111	-
Net change in unrealized appreciation or depreciation of: Investments in securities	(60,094)	2,909,585
Futures contracts	(305,784)	-
Options written	(27,784)	-
Net increase in net assets resulting from operations	7,058,855	9,802,415
Distributions to shareholders (note 2):
From net investment income	(5,975,168)	(6,417,500)
From return of capital	(51,902)	(11,374)
Total distributions	(6,027,070)	(6,428,874)
Total increase in net assets	1,031,785	3,373,541
Net assets at beginning of period	85,671,626	82,298,085
Net assets at end of period	$86,703,411	$85,671,626
Undistributed net investment income	$-	$-

See accompanying Notes to Financial Statements.

2004 Annual Report

American Income Fund

Notes to Financial STATEMENTS

(1) Organization	American Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund invests in fixed-income securities, primarily in mortgage-backed securities. The Fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The Fund will invest at least 65% of its total assets in investment-grade securities under normal market conditions. No more than 35% of the Fund's total assets may be held in high-yield issues. The Fund is authorized to borrow funds or issue senior securities in amounts not exceeding 331/3% of its total assets. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

(2) Summary of Significant Accounting Policies	Security Valuations

Security valuations for the Fund's investments are furnished by one or more independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

2004 Annual Report

American Income Fund

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. Some of the factors which may be considered by the board of directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2004, the Fund held fair valued securities with a value of $34,823 or 0.04% of net assets. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

2004 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

Security Transactions and Investment Income

The Fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the fiscal year ended October 31, 2004, the weighted average borrowings outstanding were $39,922,907 or 46.05% of total net assets. The weighted average interest rate was 1.28%.

Futures Transactions

To gain exposure to or protect itself from changes in the market, the Fund may buy and sell interest rate futures contracts. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. government securities in an amount equal to 5% of the purchase price indicated in the futures contract (initial margin).

2004 Annual Report

American Income Fund

Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possiblity that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the Fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes. As of October 31, 2004, futures contracts for the Fund were as follows:

Name of Contract	Number of Contracts Purchased (Sold)	Market Value Covered by Contracts	Settlement Month	Unrealized Gain/(Loss)
90 Day Eurodollar Futures	(5)	$(1,216,188)	Jun-05	$(9,938)
90 Day Eurodollar Futures	30	7,325,625	Dec-04	20,055
90 Day Eurodollar Futures	(30)	(7,268,625)	Dec-04	(75,730)
5 Year U.S. Treasury Futures	(10)	(1,113,750)	Dec-04	(6,988)
10 Year U.S. Treasury Futures	(114)	(12,946,125)	Dec-04	(233,183)
				$(305,784)

2004 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

Options Transactions

The Fund may utilize options in an attempt to manage market or business risk or enhance the Fund's yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium orginally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

2004 Annual Report

American Income Fund

Transactions in options written for the fiscal year ended October 31, 2004, were as follows:

	Put Options Written		Call Options Written
Balance at	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
October 31, 2003	30	$16,348	54	$36,874
Opened	184	111,028	17	7,050
Expired	(160)	(70,753)	(41)	(22,966)
Closed	(54)	(56,623)	(30)	(20,958)
October 31, 2004	-	$-	-	$-

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-related securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. During this period, such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value. The Fund's obligations under a mortgage dollar roll agreement must be covered by segregated liquid assets equal in value to its commitment. As of October 31, 2004, there were $18,422,422 in mortgage dollar roll transactions outstanding, which had $20,614,800 of segregated assets.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the

2004 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of October 31, 2004, the Fund had entered into outstanding when-issued or forward-commitment securities of $20,409,055, of which $18,422,422 were mortgage dollar rolls.

Illiquid Securities and Restricted Securities

At October 31, 2004, the Fund held one security which was considered illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Illiquid securities will be valued under methods approved by the Fund's board of directors as reflecting fair value.

Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. However, certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund's board of directors.

At October 31, 2004, the value of the illiquid security subject to the limitation on investment was $34,823, which represents 0.04% of net assets. At October 31, 2004, there were no restricted securities.

Information concerning the illiquid security was as follows:

Security	Par	Date Acquired	Cost Basis
California Federal Bank Los Angeles	35,534	1993	$12,009

2004 Annual Report

American Income Fund

Federal Taxes

The Fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary and permanent book/tax differences. These differences primarily relate to marked-to-market tax treatment of certain options and futures contracts, losses deferred under tax straddle rules, and the expiration of certain capital loss carryovers. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and 2003 was as follows:

	10/31/04	10/31/03
Distributions paid from:
Ordinary income	$5,975,168	$6,417,500
Return of capital	51,902	11,374
	$6,027,070	$6,428,874

2004 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

At October 31, 2004, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$-
Accumulated capital losses	(12,684,429)
Unrealized appreciation	3,344,919
Accumulated deficit	$(9,339,510)

Due to permanent book-to-tax differences, primarily related to expiring capital loss carryovers, the following reclassifications have been made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Additional Paid in Capital
$51,902	$643,100	$(695,002)

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the Fund are distributed to shareholders at least annually. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock.

Repurchase Agreements

For repurchase agreements entered into with broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure

2004 Annual Report

American Income Fund

that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) Expenses	Investment Management and Administrative Fees

Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Asset Management, Inc. ("USBAM"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee in an amount equal to an annualized rate of 0.65% of the Fund's average weekly net assets. For its fee, USBAM provides investment advice, and in general, conducts the management and investment activities of the Fund.

Pursuant to a co-administration agreement (the "Co-Administration Agreement"), USBAM serves as co-administrator for the Fund (U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, is also co-administrator but currently has no functional responsibilities related to the Fund) and provides administrative services, including legal and shareholder services, to the Fund. Under this Co-Administration Agreement, USBAM receives a monthly administrative fee equal to an annualized rate of 0.10% of the Fund's average weekly net assets. For its fee, USBAM provides numerous services to the Fund including, but not limited

2004 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

to, handling the general business affairs, financial and regulatory reporting, and various other services. Separate from the Co-Administration Agreement, USBAM (from its own resources) has retained SEI Investments, Inc. as a sub-administrator to perform, among other services, net asset value calculations.

The Fund may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the Fund and the related money market funds, USBAM will reimburse the Fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the Fund. For financial statement purposes, this reimbursement is recorded as investment income.

Custodian Fees

U.S. Bank serves as the Fund's custodian pursuant to a custodian agreement with the Fund. The fee for the Fund is equal to an annual rate of 0.01% of average weekly net assets. These fees are computed weekly and paid monthly.

Other Fees and Expenses

In addition to the investment management, administrative, and custodian fees, the Fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

2004 Annual Report

American Income Fund

(4) Investment Security Transactions	Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the fiscal year ended October 31, 2004, aggregated $244,437,363 and $227,662,068, respectively.

(5) Capital Loss Carryover	For federal income tax purposes, the Fund had capital loss carryovers at October 31, 2004, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

Capital Loss Carryover	Expiration
$1,155,089	2006
2,573,283	2007
4,931,683	2008
662,186	2009
3,362,188	2010
$12,684,429

(6) Indemnifications  The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2004 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

(7) Financial Highlights	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

	Year Ended October 31,
	2004		2003	2002	2001	2000 (d)
Per-Share Data
Net asset value, beginning of period	$9.06		$8.70	$9.19	$8.90	$9.23
Operations:
Net investment income	0.64		0.67	0.70	0.65	0.68
Net realized and unrealized gains (losses) on investments	0.11		0.37	(0.50)	0.26	(0.29)
Total from operations	0.75		1.04	0.20	0.91	0.39
Distributions to shareholders:
From net investment income	(0.64)		(0.68)	(0.69)	(0.59)	(0.67)
From tax return of capital	-	(e)	- (e)	-	(0.03)	(0.05)
Total distributions	(0.64)		(0.68)	(0.69)	(0.62)	(0.72)
Net asset value, end of period	$9.17		$9.06	$8.70	$9.19	$8.90
Market value, end of period	$8.55		$8.55	$8.37	$8.53	$8.06
Selected Information
Total return, net asset value (a)	9.02%		12.53%	2.48%	10.96%	5.97%
Total return, market value (b)	7.71%		10.38%	6.22%	13.69%	17.20%
Net assets at end of period (in millions)	$87		$86	$82	$87	$105
Ratio of expenses to average weekly net assets excluding interest expense	0.93%		0.95%	0.96%	0.89%	1.06%
Ratio of expenses to average weekly net assets including interest expense	1.23%		1.48%	2.00%	2.06%	1.59%
Ratio of net investment income to average weekly net assets	7.00%		7.49%	7.88%	7.37%	7.52%
Portfolio turnover rate (excluding short-term securities)	193	%(f)	135%	54%	82%	65%
Amount of borrowings outstanding at end of period (in millions)	$22		$10	$33	$33	$-
Per-share amount of borrowings outstanding at end of period	$2.28		$1.04	$3.48	$3.46	$-
Per-share amount of net assets, excluding borrowings, at end of period	$11.45		$10.10	$12.18	$12.66	$8.90
Asset coverage ratio (c)	502%		970%	350%	366%	N/A

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Effective October 24, 2000, the advisor was changed from Mentor Investment Advisors, a wholly-owned subsidiary of First Union Corporation, to U.S. Bank National Association, acting through its First American Asset Management division. U.S. Bancorp Asset Management, Inc., a subsidiary of U.S. Bank National Association, is the successor to First American Asset Management.

(e)  Less than $0.01 per share.

(f)  The large turnover is due to the increased activity in the mortgage dollar roll transactions.

2004 Annual Report

American Income Fund

Schedule of INVESTMENTS

American Income Fund  October 31, 2004

Description of Security	Par Value	Value (a)
(Percentages of each investment category relate to net assets)
High Yield Corporate Bonds - 40.6%
Basic Industry - 4.2%
Abitibi-Consolidated 8.55%, 8/1/10	$250,000	$274,375
AK Steel, Callable 6/15/07 @ 103.88 7.75%, 6/15/12	250,000	253,125
BCP Caylux Holdings, Callable 6/15/09 @ 104.81 9.63%, 6/15/14 (c)	500,000	560,000
Bowater Canada Finance 7.95%, 11/15/11	250,000	269,687
Caraustar Industries, Callable 4/1/06 @ 105.25 9.88%, 4/1/11	300,000	326,250
Georgia-Pacific 8.88%, 5/15/31	200,000	246,500
Huntsman ICI Chemicals, Callable 12/2/04 @ 105.06 10.13%, 7/1/09	200,000	210,250
Invista, Callable 5/1/08 @ 104.63 9.25%, 5/1/12 (c)	200,000	220,000
Nalco, Callable 11/15/07 @ 103.88 7.75%, 11/15/11	200,000	216,500
OM Group, Callable 12/15/06 @ 104.62 9.25%, 12/15/11	300,000	315,750
Polyone 8.88%, 5/1/12	200,000	215,000
Stone Container, Callable 7/1/07 @ 104.19 8.38%, 7/1/12	200,000	221,000
Tembec Industries 8.50%, 2/1/11	300,000	306,750
		3,635,187

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Brokerage - 0.3%
E*Trade Financial, Callable 6/15/08 @ 104.00 8.00%, 6/15/11 (c)	$250,000	$263,750
Capital Goods - 3.0%
BE Aerospace, Callable 11/8/04 @ 103.17 9.50%, 11/1/08	200,000	206,250
Case New Holland, Callable 8/1/07 @ 104.63 9.25%, 8/1/11 (c)	200,000	229,000
Graham Packaging, Callable 10/15/09 @ 104.94 9.88%, 10/15/14 (c)	250,000	264,375
Greif Brothers, Callable 8/1/07 @ 104.44 8.88%, 8/1/12	300,000	331,500
Owens-Brockway Glass Container, Callable 2/15/06 @ 104.44 8.88%, 2/15/09	500,000	546,250
Sequa 9.00%, 8/1/09	500,000	557,500
Texas Industries, Callable 6/15/07 @ 105.13 10.25%, 6/15/11	200,000	229,500
United Rentals, Callable 2/15/09 @ 103.50 7.00%, 2/15/14	250,000	230,625
		2,595,000
Communications - 7.3%
American Cellular, Series B, Callable 8/1/07 @ 105.00 10.00%, 8/1/11	250,000	210,000
AT&T 8.05%, 11/15/11	300,000	343,749
Charter Communications, Callable 1/6/05 @ 104.31 8.63%, 4/1/09	500,000	402,500
Citizens Communications 9.25%, 5/15/11	250,000	285,217

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Communications (continued)
Crown Castle, Callable 8/15/05 @ 105.38 10.75%, 8/1/11	$500,000	$553,750
CSC Holdings, Series B 7.63%, 4/1/11	500,000	543,750
Dex Media, Callable 11/15/08 @ 104.00 8.00%, 11/15/13	200,000	214,000
DirectTV Holdings, Callable 3/15/08 @ 104.19 8.38%, 3/15/13	125,000	142,969
Echostar 6.63%, 10/1/14 (c)	300,000	306,750
Horizon PCS, Callable 7/15/08 @ 105.69 11.38%, 7/15/12 (c)	200,000	214,000
Houghton Mifflin, Callable 10/15/08 @ 105.75 11.50%, 10/15/13 (b)	400,000	259,000
Insight Midwest, Callable 11/1/05 @ 105.25 10.50%, 11/1/10	200,000	221,500
Mediacom, Callable 1/15/06 @ 104.75 9.50%, 1/15/13	200,000	197,000
Nextel Communications, Callable 11/15/04 @ 104.69 9.38%, 11/15/09	500,000	525,000
Panamsat, Callable 8/15/09 @ 104.50 9.00%, 8/15/14 (c)	300,000	316,500
Paxson Communications, Callable 7/15/05 @ 105.38 10.75%, 7/15/08	250,000	251,875
Primedia, Callable 5/15/06 @ 104.44 8.88%, 5/15/11	200,000	209,000

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Communications (continued)
Qwest 9.13%, 3/15/12 (c)	$400,000	$451,000
Qwest Capital Funding 7.00%, 8/3/09	400,000	380,000
Rogers Wireless 6.38%, 3/1/14	300,000	285,000
		6,312,560
Consumer Cyclical - 5.1%
Buffets, Callable 7/15/06 @ 105.63 1.25%, 7/15/10	200,000	212,000
Collins & Aikman Products 12.88%, 8/15/12 (c)	300,000	258,000
Dominos, Series B, Callable 7/1/07 @ 104.13 8.25%, 7/1/11	364,000	396,760
Hilton Hotels 8.25%, 2/15/11	200,000	239,000
Isle of Capri Casinos, Callable 3/1/09 @ 103.50 7.00%, 3/1/14	500,000	517,500
Mandalay Resort, Series B 10.25%, 8/1/07	250,000	285,000
Meristar Hospitality (REIT) 9.13%, 1/15/11	200,000	213,000
Mohegan Tribal Gaming 6.38%, 7/15/09	250,000	261,250
Rite Aid 7.13%, 1/15/07	250,000	251,875
Service Corporation International 7.70%, 4/15/09	500,000	542,500
Six Flags, Callable 4/15/08 @ 104.88 9.75%, 4/15/13	500,000	482,500
Toys R Us 7.38%, 10/15/18	250,000	235,000
WCI Communities, Callable 5/1/07 @ 104.56 9.13%, 5/1/12	500,000	556,250
		4,450,635

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Consumer NonCyclical - 2.8%
Ahold Finance USA 8.25%, 7/15/10	$300,000	$342,000
Alliance Imaging, Callable 4/15/06 @ 105.19 10.38%, 4/15/11	200,000	220,000
Delhaize America 9.00%, 4/15/31	250,000	305,415
Iasis Healthcare, Callable 6/15/09 @ 104.38 8.75%, 6/15/14 (c)	250,000	268,750
Medco Health Solutions 7.25%, 8/15/13	300,000	333,429
Sealy Mattress, Callable 6/15/09 @ 104.13 8.25%, 6/15/14	250,000	264,375
Simmons, Callable 1/15/09 @ 103.94 7.88%, 1/15/14	200,000	212,500
Swift & Co., Callable 10/1/06 @ 106.25 12.50%, 1/1/10	250,000	277,500
Triad Hospitals, Callable 11/15/08 @ 103.50 7.00%, 11/15/13	200,000	205,000
		2,428,969
Electric - 4.6%
AES 9.38%, 9/15/10	500,000	585,000
Allegheny Energy Supply 8.25%, 4/15/12 (c)	500,000	562,500
Calpine, Callable 7/15/07 @ 104.25 8.50%, 7/15/10 (c)	300,000	223,500
Centerpoint Energy, Series B 6.85%, 6/1/15	500,000	551,320
CMS Energy 8.50%, 4/15/11	500,000	568,125

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Electric (continued)
Homer City Funding 8.14%, 10/1/19	$196,000	$220,010
Illinova, Callable 12/15/06 @ 105.75 11.50%, 12/15/10	300,000	357,750
Nevada Power, Callable 8/15/08 @ 104.50 9.00%, 8/15/13	400,000	466,000
Pseg Energy Holdings 8.63%, 2/15/08	200,000	222,000
Teco Energy 7.20%, 5/1/11	250,000	271,875
		4,028,080
Energy - 0.5%
Dynegy Holdings, Callable 7/15/08 @ 105.06 10.13%, 7/15/13 (c)	200,000	233,000
Parker Drilling, Series B, Callable 11/15/04 @ 105.06 10.13%, 11/15/09	209,000	221,540
		454,540
Industrial Other - 0.3%
Amsted Industries, Callable 10/15/07 @ 105.12 10.25%, 10/15/11 (c)	200,000	220,000
Miscellaneous - 10.0%
Dow Jones, Series 3-1 7.75%, 12/29/09 (c)	2,000,000	2,057,500
Dow Jones, Series 3-2 6.38%, 12/29/09 (c)	500,000	516,250
Dow Jones, Series 3-3 8.00%, 12/29/09 (c)	2,500,000	2,559,375
Trac-X EM , Series trx1 6.50%, 12/23/08 (c) (i)	3,400,000	3,508,800
		8,641,925

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Natural Gas - 1.5%
El Paso 7.75%, 6/15/10	$200,000	$206,750
Enterprise Products 5.60%, 10/15/14 (c)	300,000	305,707
Tennessee Gas Pipleline 7.50%, 4/1/17	250,000	268,125
Williams 7.13%, 9/1/11	500,000	560,000
		1,340,582
Real Estate Investment Trust - 0.3%
LNR Property, Callable 7/15/08 @ 103.81 7.63%, 7/15/13	200,000	222,000
Technology - 0.5%
Lucent Technologies 6.45%, 3/15/29	250,000	213,750
Nortel Networks 6.13%, 2/15/06	250,000	255,313
		469,063
Transportation - 0.2%
Northwest Airlines 9.88%, 3/15/07	200,000	152,000
Total High Yield Corporate Bonds (cost: $33,091,950)		35,214,291
U.S. Government and Agency Securities - 52.3%
U.S. Agency Mortgage-Backed Securities - 52.2%
Adjustable Rate (f) - 1.9%
FNMA
3.49%, 7/1/27, #70179	3,908	4,000
3.68%, 10/1/32, #725110 (h)	1,046,893	1,085,126
GNMA 4.63%, 12/20/22, #8096 (h)	560,571	572,596
		1,661,722
See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Fixed Rate - 50.3%
FHLMC
3.37%, 9/1/18, #605911	$363	$372
6.50%, 8/1/30, #C43641 (h)	264,112	278,308
FHLMC Gold
6.50%, 11/1/28, #C00676 (h)	602,647	635,039
5.50%, 10/1/33, #A15120 (h)	1,827,830	1,862,669
FNMA
4.00%, 11/1/10, #254956 (h)	2,946,682	2,969,519
6.00%, 12/1/13, #190179 (h)	666,320	700,675
7.50%, 5/1/15, #537440 (h)	107,610	114,571
7.00%, 6/1/17, #254384 (h)	512,222	543,437
7.00%, 7/1/17, #254414 (h)	681,194	722,706
6.00%, 9/1/17, #653368 (h)	660,810	693,441
5.00%, 11/1/18, #750989 (h)	873,607	891,620
5.00%, 2/1/19, #767182 (h)	1,380,878	1,408,924
6.00%, 5/1/29, #323702 (h)	974,873	1,016,003
6.50%, 5/1/31, #540814 (h)	286,679	301,908
7.00%, 9/1/31, #596680 (h)	723,351	767,432
7.00%, 3/1/32, #635970 (h)	383,698	407,200
6.50%, 6/1/32, #596712 (h)	1,010,423	1,062,834
5.50%, 6/1/33, #709700 (h)	1,280,175	1,304,575
6.00%, 11/1/33, #743642 (j)	1,088,466	1,128,608
5.50%, 12/1/33, #756202 (h)	1,618,269	1,649,113
6.00%, 1/1/34, #763687 (h)	1,459,822	1,513,661
5.50%, 2/1/34, #766070 (h)	1,464,491	1,492,405
FNMA TBA (i)
5.50%, 8/1/33	3,000,000	3,059,109
4.50%, 5/1/34	10,000,000	9,720,740
6.00%, 9/1/34	5,500,000	5,698,516
GNMA
6.50%, 4/15/33, #602233 (j)	754,325	797,231
5.50%, 8/15/33, #604567 (h)	1,789,436	1,832,490
6.00%, 7/15/34, #631574 (j)	978,071	1,016,587
		43,589,693
Total U.S. Agency Mortgage-Backed Securities		45,251,415

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
U.S. Treasury Obligation - 0.1%
U.S. Treasury Bill 1.56%, 11/18/04	$140,000	$139,897
Total U.S. Government and Agency Securities (cost: $45,016,072)		45,391,312
CMO–Private Mortgage-Backed Securities - 25.3%
Adjustable Rate (f) - 6.2%
California Federal Bank Los Angeles Series 1991-Cl2, Class A 6.15%, 7/15/21 (g)	35,534	34,823
DLJ ABS Trust Series 2000-5, Class M1 2.58%, 9/25/30 (b) (j)	2,000,000	2,004,100
Sequoia Mortgage Trust Series 2004-5, Class X1 0.80%, 6/20/34 (d)	99,408,096	1,264,312
Washington Mutual MSC Mortgage Series 2003-AR3, Class B1 4.99%, 6/25/33 (j)	1,982,706	2,078,431
		5,381,666
Fixed Rate - 19.1%
Citicorp Mortgage Securities Series 2004-5, Class B3 5.27%, 8/25/34	1,270,643	1,206,167
First Nationwide Trust Series 2001-3, Class 2A1 8.22%, 1/25/23	202,088	204,789
GMAC Mortgage Backed Series 2004-J5, Class A7 6.50%, 11/1/34 (i)	1,500,000	1,560,000
GMAC Mortgage Corporation Loan Trust Series 2003-GH2, Class A3 5.00%, 3/25/23	1,500,000	1,508,925
Goldman Sachs Mortgage Securities
Series 2001-2, Class A 7.50%, 6/19/32 (c)	691,431	743,596
Series 2003-1, Class B2 6.87%, 3/25/43	1,973,350	2,080,080

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Fixed Rate (continued)
GRP/AG Real Estate Asset Trust
Series 2004-1, Class A 3.96%, 3/25/09 (b) (c)	$390,389	$391,123
Series 2003-1, Class A 5.97%, 11/25/32 (b) (c)	118,053	119,161
Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A 6.36%, 11/25/34	1,500,000	1,560,000
Nomura Asset Acceptance Corporation Series 2004-R2, Class B1 6.74%, 10/25/34 (c)	1,141,053	1,191,332
Residential Accredit Loans Series 1997-QS13, Class M3 7.25%, 12/25/27 (j)	796,029	787,423
Residential Asset Mortgage Products Series 2003-SL1, Class M2 7.32%, 4/25/31	1,103,723	1,153,722
Residential Asset Securitization Trust Series 2002-A12, Class 1A1 5.20%, 11/25/32	574,447	576,217
Washington Mutual MSC Mortgage Series 2003-MS9, Class CB2 7.44%, 12/25/33	435,247	451,973
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-7, Class A3 4.50%, 8/25/18 (j)	1,315,150	1,301,169
Series 2004-7, Class B2 4.72%, 7/25/19	729,662	713,492
Series 2004-7, Class B3 4.72%, 7/25/19	547,492	514,895
Series 2003-D, Class A1 4.85%, 2/25/33	478,275	485,717
		16,549,781
Total CMO–Private Mortgage-Backed Securities (cost: $21,852,449)		21,931,447

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Asset-Backed Securities - 15.8%
Commercial - 0.9%
Morgan Stanley Capital Series 1999-FNV1, Class A1 6.12%, 3/15/31 (j)	$738,861	$772,945
Credit Card - 1.1%
Providian Gateway Master Trust Series 2004-AA, Class C 2.77%, 3/15/11 (f) (j)	1,000,000	999,590
Home Equity - 13.0%
Ace Securities Series 2003-OP1, Class M3 3.58%, 12/25/33 (b) (f) (j)	1,500,000	1,517,100
First Franklin Mortgage Loan Series 2004-FFA, Class M2F 4.62%, 3/25/24 (b) (j)	2,760,000	2,735,850
Green Tree Financial Series 1998-D, Class HEM1 6.71%, 8/15/29 (j)	234,145	234,765
Home Equity Mortgage Trust
Series 2004-2, Class B1 3.83%, 8/25/34 (b) (f) (j)	1,000,000	1,003,540
Series 2004-5, Class B3 5.75%, 2/25/35 (b)	500,000	498,985
Residential Asset Securities Corporation Series 2002-KS1, Class AI4 5.86%, 11/25/29 (j)	850,644	858,377
Residential Funding Mortgage Securities I
Series 2004-HI2, Class A4 5.24%, 9/25/18	2,000,000	2,044,900
Series 2003-HI4, Class M1 5.53%, 2/25/29 (b) (j)	2,327,000	2,356,064
		11,249,581

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund
(Continued)

Description of Security	Par Value	Value (a)
Manufactured Housing - 0.8%
Green Tree Financial Series 1994-2, Class A5 8.30%, 5/15/19 (j)	$664,725	$700,374
Total Asset-Backed Securities (cost: $13,646,484)		13,722,490
CMO–U.S. Agency Mortgage-Backed Securities - 9.4%
Fixed Rate - 4.8%
FHLMC REMIC Series 2690, Class OE 5.00%, 11/15/28 (h)	1,274,000	1,295,696
FNMA REMIC
Series 2004-27, Class HB 4.00%, 5/25/19 (j)	1,923,137	1,780,440
Series 2002-W1, Class 2A 7.50%, 2/25/42 (j)	1,012,539	1,093,074
		4,169,210
Z-Bonds (e) - 4.6%
FHLMC REMIC Series 2676, Class GZ 4.50%, 9/15/33	1,591,805	1,265,231
GNMA REMIC Series 2001-8, Class Z 6.50%, 3/20/31 (h)	2,522,966	2,699,145
		3,964,376
Total CMO–U.S. Agency Mortgage-Backed Securities (cost: $7,467,529)		8,133,586
Corporate Bond - 0.6%
Transportation - 0.6%
American Airlines, Series 99-1 7.02%, 10/15/09	500,000	497,500
Total Corporate Bond (cost: $471,223)		497,500

See accompanying Notes to Schedule of Investments.

2004 Annual Report

American Income Fund

American Income Fund
(Continued)

Description of Security	Contracts/ Shares	Value (a)
Put Options Purchased - 0.0%
U.S. Treasury 5 Year Note December 05 Futures Put, Expires 11/26/04, Exercise price $106.50	4	$62
U.S. Treasury 5 Year Note December 05 Futures Put, Expires 11/26/04, Exercise price $107.00	50	781
U.S. Treasury 5 Year Note December 05 Futures Put, Expires 11/26/04, Exercise price $109.00	40	1,875
U.S. Treasury 5 Year Note December 05 Futures Put, Expires 11/26/04, Exercise price $109.50	20	1,563
Total Put Options Purchased (cost: $82,155)		4,281
Affiliated Money Market Fund (k) - 2.6%
First American Prime Obligations Fund, Class Z	2,246,859	2,246,859
Total Affiliated Money Market Fund (cost: $2,246,859)		2,246,859
Total Investments in Securities (l) - 146.6% (cost: $123,874,721)		$127,141,766

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  Delayed interest (Step Bonds)–Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate shown represents the current yield at October 31, 2004, based upon the estimated timing and amount of future interest and principal payments.

(c)  Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the Fund's board of directors. As of October 31, 2004, the value of these investments was $15,983,969 or 18.4% of total net assets.

(d)  Interest only.

(e)  Z-Bond–Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. The interest rate shown represents the current yield based upon the current cost basis, estimated prepayments, and amount of future cash flows.

(f)  Variable Rate Security–The rate shown on the Schedule of Investments is the rate in effect as of October 31, 2004.

2004 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

(g)  Security is fair valued and considered illiquid. On October 31, 2004, the fair value of this security was $34,823, which represents 0.04% of net assets. See note 2 in Notes to Financial Statements.

(h)  On October 31, 2004, securities valued at $27,821,093 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquistion Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$9,787,296	10/8/04	1.84%	11/8/04	$12,006	(1)
4,538,000	10/20/04	1.90%	11/19/04	2,874	(2)
7,238,455	10/18/04	1.88%	11/18/04	5,292	(3)
$21,563,751				$20,172

*Interest rate as of October 31, 2004. Rates are based on the London InterBank Offered Rate (LIBOR) and reset monthly.

Name of broker and description of collateral:

  (1)  Morgan Stanley:

FHLMC, 6.50%, 8/1/30, $264,112 par

FNMA, 6.00%, 12/1/13, $666,320 par

FNMA, 7.50%, 5/1/15, $107,610 par

FNMA, 7.00%, 6/1/17, $512,222 par

FNMA, 7.00%, 7/1/17, $681,194 par

FNMA, 6.00%, 9/1/17, $660,810 par

FNMA, 5.00%, 11/1/18, $873,607 par

FNMA, 5.00%, 2/1/29, $1,380,878 par

FNMA, 6.00%, 5/1/29, $974,873 par

FNMA, 6.50%, 5/1/31, $286,679 par

FNMA, 7.00%, 9/1/31, $723,351 par

FNMA, 7.00%, 3/1/32, $383,698 par

FNMA, 6.50%, 6/1/32, $1,010,423 par

FNMA, 6.00%, 1/1/34, $1,459,822 par

FNMA, 5.50%, 2/1/34, $1,464,491 par

GNMA, 4.63%, 12/20/22, $560,571 par

GNMA REMIC, 6.50%, 3/20/31, $2,522,966 par

  (2)  Goldman Sachs:

FHLMC Gold, 6.50%, 11/1/28, $602,647 par

FHLMC REMIC, 5.00%, 11/15/28, $1,274,000 par

FNMA, 3.68%, 10/1/32, $1,046,893 par

FNMA, 5.50%, 12/1/33, $1,618,269 par

  (3)  Morgan Stanley:

FHLMC Gold, 5.50%, 10/1/33, $1,827,830 par

FNMA, 4.00%, 11/1/10, $2,946,682 par

FNMA, 5.50%, 6/1/33, $1,280,175 par

GNMA, 5.50%, 8/15/33, $1,789,436 par

(i)  This security (or a portion of this security) is a dollar roll transaction or has been purchased on a when-issued basis. On October 31, 2004, the total cost of these investments were $20,409,055.

(j)  Security pledged as collateral for dollar roll transactions or positions purchased on a when-issued basis.

(k)  This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

2004 Annual Report

American Income Fund

(l)  On October 31, 2004, the cost of investments in securities for federal income tax purposes was $123,796,847. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost, were as follows:

Gross unrealized appreciation	$4,286,216
Gross unrealized depreciation	(941,297)
Net unrealized appreciation	$3,344,919

Abbreviations:

CMO–Collateralized Mortgage Obligation

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

TBA–To Be Announced

2004 Annual Report

American Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
American Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the Fund), including the schedule of investments, as of October 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended October 31, 2000, were audited by other auditors whose report dated December 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc. at October 31, 2004, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 10, 2004

2004 Annual Report

American Income Fund

Federal Income Tax INFORMATION (Unaudited)

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Income Distributions (taxable as ordinary dividends, none qualifying for deduction by corporations or qualifying as qualified dividend income for individuals)

Payable Date	Amount
November 19, 2003	$0.0550
December 17, 2003	0.0550
January 9, 2004	0.0550
February 25, 2004	0.0550
March 24, 2004	0.0550
April 28, 2004	0.0525
May 26, 2004	0.0525
June 23, 2004	0.0525
July 28, 2004	0.0525
August 25, 2004	0.0525
September 22, 2004	0.0500
October 27, 2004	0.0500
Total	$0.6375

2004 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (Unaudited)

Annual Meeting Results

An annual meeting of the Fund's shareholders was held on September 15, 2004. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

1.	The Fund's shareholders, voting as a single class, elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Benjamin R. Field III*	8,551,271	379,506
Mickey P. Foret*	8,550,990	379,787
Roger A. Gibson*	8,551,112	379,666

*Class I–term expires at 2007 annual meeting of shareholders.

2.	The Fund's shareholders, voting as a single class, ratified the selection by the Fund's board of directors of Ernst & Young LLP as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2004. The following votes were cast regarding this matter:

Shares Voted "For"	Shares Voted "Against"	Abstentions
8,844,006	33,667	53,104

Dividend Reinvestment Plan

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

2004 Annual Report

American Income Fund

Eligibility/Participation

If you hold shares of the Fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

Plan Administration

If you participate in the plan, you will receive the equivalent in shares of the Fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the Fund's net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy Fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the Fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the Fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the Fund.

There is no direct charge for the reinvestment of dividends and capital gains, since EquiServe's fees are paid for by the Fund. However, if Fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

2004 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (Unaudited) continued

Tax Information

Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to EquiServe. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

2004 Annual Report

American Income Fund

Plan Amendment/Termination

The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

Any question about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43010, Providence, RI 02940-3010, 800-426-5523.

How to Obtain a Copy of the Fund's Proxy Voting Policies and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Holdings Information

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Fund's Forms N-Q will be available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the Fund's Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

2004 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (Unaudited) continued

Directors and Officers of the Fund
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III, P.O. Box 1329, Minneapolis, MN 55440-1329 (1938)	Director	Class I director–term expires at the 2007 annual meeting of shareholders. Director of MRF since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through March 2003; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Mickey P. Foret, P.O. Box 1329, Minneapolis, MN 55440-1329 (1945)	Director	Class I director–term expires at the 2007 annual meeting of shareholders. Director of MRF since September 2003.	Consultant to Northwest Airlines, Inc. since 2002; Executive Vice President and Chief Financial Officer, Northwest Airlines, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	ADC Telecommunications, Inc. MAIR Holdings Inc. (a regional airlines holding company) URS Corporation (an engineering firm)

Roger A. Gibson, P.O. Box 1329, Minneapolis, MN 55440-1329 (1946)	Director	Class I director–term expires at the 2007 annual meeting of shareholders. Director of MRF since October 2000.	Retired; Vice President, Cargo–United Airlines, from July 2001 through July 2004; Vice President, North America–Mountain Region for United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Victoria J. Herget, P.O. Box 1329, Minneapolis, MN 55440-1329 (1951)	Director	Class II director–term expires at the 2005 annual meeting of shareholders. Director of MRF since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Leonard W. Kedrowski, P.O. Box 1329, Minneapolis, MN 55440-1329 (1941)	Director	Class II director–term expires at the 2005 annual meeting of shareholders. Director of MRF since October 2000.	Owner, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Richard K. Riederer, P.O. Box 1329, Minneapolis, MN 55440-1329 (1944)	Director	Class II director–term expires at the 2005 annual meeting of shareholders. Director of MRF since August 2001.	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

2004 Annual Report

American Income Fund

2004 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (Unaudited) continued

Directors and Officers of the Fund
Independent Directors continued

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Joseph D. Strauss, P.O. Box 1329, Minneapolis, MN 55440-1329 (1940)	Director	Class III director–term expires at the 2006 annual meeting of shareholders. Director of MRF since October 2000.	Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a company engaged in strategic planning, operations management, government relations, transportation planning and public relations organization; attorney at law; Partner and Chairman, ExcensusTM, LLC, a demographic services company.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Virginia L. Stringer, P.O. Box 1329, Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair term three years. Class III director–term expires at the 2006 annual meeting of shareholders. Chair of MRF's board since October 2000; Director of MRF since October 2000.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Cos.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

James M. Wade, P.O. Box 1329, Minneapolis, MN 55440-1329 (1943)	Director	Class III director–term expires at the 2006 annual meeting of shareholders. Director of MRF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr., U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MRF since February 2001	Chief Executive Officer of the Advisor since May 2001; prior thereto, Chief Executive Officer of First American Asset Management since December 2000 and of Firstar Investment & Research Management Company ("FIRMCO") since February 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000; prior to October 1998, Senior Airline Equity Analyst and a Director in the Equity Research Department of Credit Suisse First Boston.

Mark S. Jordahl, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1960)*	Vice President- Investments	Re-elected by the Board annually; Vice President– Investments of MRF since September 2001	Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment Management–Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1956)*	Vice President- Administra-tion	Re-elected by the Board annually; Vice President– Administration of MRF since March 2000	Senior Vice President of U.S. Bancorp Asset Management, Inc. since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Charles D. Gariboldi, Jr., U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MRF since December 2004	Mutual funds treasurer, U.S. Bancorp Asset Management, Inc., since October 2004; prior thereto, vice president for investment accounting and fund treasurer of Thrivent Financial for Lutherans.

2004 Annual Report

American Income Fund

2004 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (Unaudited) continued

Directors and Officers of the Fund
Officers continued

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Douglas A. Paul, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1947)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MRF since June 2004	Chief Compliance Officer of U.S. Bancorp Asset Management, Inc. since June 2004; prior thereto, Partner, Kirkpatrick & Lockhart LLP since March 2000; prior thereto, Director of Compliance, Associate General Counsel, Vice President, American Century Investments.

Kathleen L. Prudhomme, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MRF since December 2004, prior thereto, Assistant Secretary of MRF since September 1998	Deputy General Counsel, U.S. Bancorp Asset Management, Inc. since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004	Attorney, U.S. Bancorp Asset Management, Inc., since August 2004; 2001-2004, Senior Counsel, Thrivent Financial for Lutherans; prior thereto, consultant, Principal Financial Group.

James D. Alt, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004, prior thereto, Secretary of MRF since June 2002; Assistant Secretary of MRF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange
Act, or any company registered as an investment company under the Investment Company Act.

*Messrs. Schreier, Jordahl, Wilson, Gariboldi, Paul, Agnew and Ms. Prudhomme are each employees of
U.S. Bancorp Asset Management, Inc., which serves as investment advisor for the Fund.

2004 Annual Report

American Income Fund

2004 Annual Report

American Income Fund

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Board of DIRECTORS

VIRGINIA STRINGER

Chairperson of American Income Fund, Inc.

Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III

Director of American Income Fund, Inc.

Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

MICKEY FORET

Director of American Income Fund, Inc.

Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

ROGER GIBSON

Director of American Income Fund, Inc.

Retired; former Vice President of Cargo-United Airlines

VICTORIA HERGET

Director of American Income Fund, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI

Director of American Income Fund, Inc.

Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER

Director of American Income Fund, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS

Director of American Income Fund, Inc.

Owner and President of Strauss Management Company

JAMES WADE

Director of American Income Fund, Inc.

Owner and President of Jim Wade Homes

American Income Fund, Inc.’s Board of Directors is comprised entirely of independent directors.

AMERICAN INCOME FUND
2004 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

12/2004	0384-04	MRF-AR

Item 2—Code of Ethics

(a) The registrant has adopted a code of ethics (designated as the “Code of Ethical Conduct”) that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the Code of Ethical Conduct.

(c) During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provisions of its Code of Ethical Conduct.

(d) The registrant undertakes to furnish a copy of its Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, and Mickey P. Foret, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a) Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $18,127 in the fiscal year ended October 31, 2004 and $22,112 in the fiscal year ended October 31, 2003, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b) Audit-Related Fees - E&Y billed the registrant audit-related fees totaling $1,769 in the fiscal year ended October 31, 2004 and $ 2,623 in the fiscal year ended October 31, 2003, for professional services associated with the semi-annual review of fund disclosures.

(c) Tax Fees - E&Y billed the registrant fees of $3,735 in the fiscal year ended October 31, 2004 and $2,067 in the fiscal year ended October 30, 2003 for tax services, including tax compliance, tax advice and tax planning.  Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d) All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended September 30, 2003 and 2004.

(e)(1) The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence.  This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations.  In this regard, the Audit Committee should:

•                                          Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                                          Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                                          Meet quarterly with the partner of the independent audit firm

•                                          Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Audit Committee of the First American Funds (“Committee”) will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Funds.  At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the Funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Audit Committee review and pre-approval responsibilities, the review by the Audit Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                                          Annual Fund financial statement audits

•                                          Seed audits (related to new product filings, as required)

•                                          SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                                          Accounting consultations

•                                          Fund merger support services

•                                          Other accounting related matters

•                                          Agreed Upon Procedure Reports

•                                          Attestation Reports

•                                          Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                                          Tax compliance services related to the filing or amendment of the following:

•                                          Federal, state and local income tax compliance, and

•                                          Sales and use tax compliance

•                                          Timely RIC qualification reviews

•                                          Tax distribution analysis and planning

•                                          Tax authority examination services

•                                          Tax appeals support services

•                                          Accounting methods studies

•                                          Fund merger support services

•                                          Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services.  Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee.  The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                                          Management functions

•                                          Accounting and bookkeeping services

•                                          Internal audit services

•                                          Financial information systems design and implementation

•                                          Valuation services supporting the financial statements

•                                          Actuarial services supporting the financial statements

•                                          Executive recruitment

•                                          Expert services (e.g., litigation support)

•                                          Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Audit Committee of the First American Funds is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds.  The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Funds.

Although the Audit Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management and affiliated service providers, the Audit Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) All of the services described in paragraphs (b) through (d) of this Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f) All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $ 36,254 in the fiscal year ended October 31, 2004 and $ 139,702 in the fiscal year ended October 31, 2003, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h) The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, Mickey P. Foret and Richard K. Riederer.  Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b) Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”).  The proxy voting policies and procedures of USBAM are as follows:

General Principles

U.S. Bancorp Asset Management, Inc. (“USBAM”) is the investment manager for the First American family of mutual funds and for other separately managed accounts.  As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing.  It is USBAM’s duty to vote proxies in the best interests of clients in a timely and responsive manner.  In voting proxies, USBAM also seeks to maximize total investment return for clients.

USBAM’s Investment Policy Committee, comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures.  The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

Policies and Procedures

Policies.  The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services.  As a result, such policies set forth USBAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues.  A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change.  Even though it has adopted ISS’s policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions.  In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

Procedures.  Responsibility for certain administrative aspects of proxy voting rests with USBAM’s Proxy Voting Administration Committee, which reports to the Investment Policy Committee.  The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services.  These firms apprise USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes.  ISS also serves as USBAM’s proxy voting record keeper and generates reports on how proxies were voted.

Conflicts of Interest.  As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, USBAM recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S.

Bancorp enterprise.  Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

Although USBAM strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients’ best interests, by adopting ISS’s policies and generally deferring to ISS’s recommendations, USBAM believes the risk related to conflicts will be minimized.

To further minimize this risk, the Investment Policy Committee has also reviewed ISS’s conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients’ best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote.  Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM and the Investment Policy Committee face no material conflicts of the nature discussed above.

If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee.  Such actions could include, but are not limited to:

•                  Obtaining instructions from the affected clients on how to vote the proxy;

•                  Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;

•                  Voting in proportion to the other shareholders;

•                  Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

•                  Following the recommendation of a different independent third party.

In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.  The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel.  If it is determined that improper influence was attempted, appropriate action shall be taken.  Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities.  In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

Review and Reports

On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

•                  Whether proxy statements were timely forwarded to ISS;

•                  Whether proxy votes were cast on a timely basis;

•                  Whether proxy votes were cast consistent with the policies; and

•                  Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee.  Such report will also review all identified conflicts and how they were addressed during the quarter.

The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS’s proxy voting policies and conflict of interest policies.  The purpose of this review is to ensure USBAM is voting proxies in a timely and responsive manner in the best interests of clients.  With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004.  Such records will be available on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov.

USBAM’s separately managed account clients should contact their relationship manager for more information on USBAM’s policies and the proxy voting record for their account.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.                                      Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent

•                  Fees for non-audit services are excessive, or

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.                                      Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.  These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.                                      Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.                                      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.                                      Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.                                      Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.                                      Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.                                      Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders

•                  It is not designed to preserve the voting power of an insider or significant shareholder

9.                                      Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•                  Historic trading patterns

•                  Rationale for the repricing

•                  Value-for-value exchange

•                  Option vesting

•                  Term of the option

•                  Exercise price

•                  Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.                               Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Applicable for fiscal years ending on or after December 31, 2005.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11—Controls and Procedures

(a)  The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1) Not applicable.  Registrant’s Code of Ethical Conduct is offered to shareholders upon request without charge.

(a)(2) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3) Not applicable.

(b) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: January 7, 2005

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date:  January 7, 2005